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                                                                  EXHIBIT 10.5.4

                EXHIBIT E TO NOTE AND WARRANT PURCHASE AGREEMENT
               (Form of Intellectual Property Security Agreement)

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


               THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of September 23, 1998 (as from time to time amended, modified or supplemented in accordance with the terms hereof, this "Agreement"), is made and entered into by and among EACH SIGNATORY HERETO (each individually, together with its successors and assigns, a "Grantor", and collectively, the "Grantors" ), as debtors, and NOMURA HOLDING AMERICA INC., a Delaware corporation (together with its successors, assigns and transferees, the "Purchaser"), as secured party.

                              W I T N E S S E T H:

               WHEREAS, pursuant to the Note and Warrant Purchase Agreement dated as of the date hereof (as from time to time amended, modified or supplemented in accordance with the terms thereof, the "Note Purchase Agreement"), by and among Easyriders, Inc., a Delaware corporation (the "Parent"), Easyriders Sub II, Inc. (to be merged with and into Paisano Publications, Inc.), a California corporation (the "Company") and the Purchaser, the Purchaser has agreed to purchase the Notes of the Company referred to in the Note Purchase Agreement upon the terms and subject to the conditions set forth therein;

               WHEREAS, the Grantors (other than the Company) have executed and delivered to the Purchaser a Guarantee dated as of the date hereof (as from time to time amended, modified or supplemented in accordance with the terms thereof, the "Guarantee"), pursuant to which such Grantors have guaranteed the Obligations of the Company under, and as defined in, the Note Purchase Agreement;

               WHEREAS, the Grantors have also executed and delivered to the Purchaser a Pledge and Security Agreement dated as of the date hereof (as from time to time amended, modified or supplemented in accordance with the terms thereof, the "Security Agreement"), pursuant to which the Grantors have pledged and granted to the Purchaser a security interest in all of their personal property (other than their intellectual property) as collateral security for the Secured Obligations (as defined below); and

               WHEREAS, it is a condition precedent to the obligations of the Purchaser to purchase, and to continue to purchase, the Notes and to extend credit thereunder and under the Note Purchase Agreement that the Grantors shall have executed and delivered
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this Agreement to pledge and grant to the Purchaser a security interest in all of the Grantors' intellectual property as collateral security for the Secured Obligations;

               NOW, THEREFORE, in consideration of the premises set forth above and to induce the Purchaser to purchase, and to continue to purchase, the Notes and to extend credit thereunder and under the Note Purchase Agreement, the Grantors hereby agree with the Purchaser as follows:

         Section 1. Defined Terms.

               1.1. Definitions. Unless otherwise defined herein, terms defined (or defined by reference) in the Note Purchase Agreement, as applicable, and used herein shall have the meanings given to them in such other agreement.

               1.2. Other Definitions. The following terms shall have the following meanings:

               "Agreement" has the meaning specified in the Preamble.

               "Code" means the Uniform Commercial Code as from time to time in effect in the State of New York.

               "Collateral" has the meaning specified in Section 2 of this Agreement.

               "Copyrights" has the meaning specified in Section 2.1(c) of this Agreement.

               "License Agreements" means all license agreements entered into by each Grantor, whether as licensor or licensee, providing for the license of trademarks, patents, copyrights, technology and related or similar rights, as the same may be renewed, extended or modified, and all rights of the Grantors in connection with any of the foregoing and in connection with any agreement related thereto.

               "Patents" has the meaning specified in Section 2.1(b) of this Agreement.

               "Proceeds" means all "proceeds" and "products" as defined in the Code and includes, without limitation and whether or not the following constitute proceeds under the Code, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to each Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to each Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Body (or any Person acting under color of Governmental Body), and (iii) any claims by each Grantor against third parties for infringement of the trademarks, patents or copyrights belonging to such Grantor and any royalties from licenses to third parties thereof, and (iv) any and all other amounts from time to time paid or payable to each Grantor upon the sale, exchange, collection or other disposition of, or under or in connection with, any part of the Collateral.


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               "Secured Obligations" means, collectively, (i) in the case of the
Company, all of its Obligations under the Note Purchase Agreement and (ii) in the case of the other Grantors, all of their obligations under the Guarantee.

               "Trademarks" has the meaning specified in Section 2.1(a) of this Agreement.

               1.3. Miscellaneous Definitional Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

               1.4. Singular and Plural Form. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

               1.5. Annexes. All references to Annexes to this Agreement include such Annexes as amended, modified or supplemented pursuant to the terms of this Agreement.

         Section 2. Grant of Security Interest.

               2.1. Collateral. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Grantors jointly and severally hereby grant to the Purchaser, a security interest in all of the following property now owned or at any time hereafter acquired or created by the Grantors or in which the Grantors now have or at any time in the future may acquire or create any right, title or interest (collectively, the "Collateral"):

               (a) trademarks, trade names, trade styles, service marks, logos, emblems, prints and labels, all elements of package or trade dress of goods and services, and all general intangibles of like nature, together with the goodwill of each Grantor's business connected with the use thereof and symbolized thereby, and all applications, registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States, or in any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, including, but not limited to, those described in Annex A (as from time to time amended, modified or supplemented in accordance with the terms hereof) attached hereto and made a part hereof, together with all extensions, renewals and corrections thereof and all licenses thereof or pertaining thereto, including, without limitation, the License Agreements with respect thereto (all of the foregoing assets encompassed by this subparagraph (a) being hereinafter collectively referred to as the "Trademarks");

               (b) letters patent and applications therefor, and all registrations and recordings thereof, including, without limitation, applications, registrations and


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recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States, or any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, including, but not limited to, those described in Annex B (as from time to time amended, modified or supplemented in accordance with the terms hereof) attached hereto and made a part hereof, together with all re-examinations, reissues, continuations, continuations-in-part, divisions, improvements and extensions thereof and all licenses and claims for infringement thereof or pertaining thereto including, without limitation, the License Agreements with respect thereto, and the rights to make, use and sell, and all other rights with respect to, the inventions disclosed or claimed therein, all inventions, designs, proprietary or technical information, know-how, other data or information, software, databases, all embodiments or fixations thereof and related documentation, and all other trade secret rights not described above (all of the foregoing assets encompassed by this subparagraph (b) being hereinafter collectively referred to as the "Patents");

               (c) copyrights in works of authorship of any kind, and all applications, registrations and recordings thereof in the Office of the United States Register of Copyrights, Library of Congress, or in any similar office or agency of any country or political subdivision thereof throughout the world, together with all extensions, renewals and corrections thereof and all licenses and claims for infringement thereof or pertaining thereto, including, without limitation, the License Agreements with respect thereto (all of the foregoing assets encompassed by this subparagraph (c) hereinafter collectively referred to as the "Copyrights");

               (d) all customer lists and other records of each Grantor relating to the distribution of products bearing the Trademarks, Patents and Copyrights; and

               (e) to the extent not otherwise included, all Proceeds of any and all of the foregoing, including, without limitation, the Proceeds from any claims by each Grantor against third parties for infringement of the Trademarks, Patents or Copyrights and any royalties from licenses of the Trademarks, Patents or Copyrights.

         Section 3. Perfection. Prior to or concurrently with the delivery and execution of this Agreement, each Grantor shall file or execute and deliver for filing such financing statements, assignments for security and other documents in such offices and take such other actions as may be required by the Purchaser under Section 5.1 hereof or as the Purchaser may otherwise reasonably request to perfect the security interests granted by this Agreement. Each Grantor shall further take such other action (including the timely filing of continuation statements or other similar documents) in order to continue the perfection of the security interests granted under this Agreement in such offices as may be necessary or as the Purchaser shall request to continue the perfection of such interests, including, without limitation, any such action as may be required or requested pursuant to Section 5.2 or 5.9 hereof.

         Section 4. Representations and Warranties. The Grantors, jointly and severally, hereby represent and warrant that:


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               4.1. Title to Trademarks. Each Grantor has the sole legal and equitable title and ownership of each of the Trademarks set forth on Annex A hereto under such Grantor's name for the goods and services with which the Trademarks are used, and any registrations thereof are valid and subsisting and in full force and effect.

               4.2. Use of Trademarks. Each Grantor (either itself or through its licensees) will continue to use its Trademarks on each and every trademark class of goods applicable to its current lines of goods as reflected in its current catalogs, brochures and price lists in order to maintain its Trademarks in full force and effect, in the ordinary course of business, free from any claim of abandonment for nonuse and each Grantor will not (and will not permit any licensee thereof to) do any act or omit to do any act whereby such Trademark may become invalidated; provided, however, that any Grantor may choose to abandon such Trademark or take any action or refuse or omit to take any action whereby such Trademark may be abandoned if, in such Grantor's reasonable business judgment, to do so is in the best business interests of such Grantor's business. Prior to the intentional abandonment of any such Trademark by a Grantor, such Grantor agrees to notify the Purchaser in writing.

               4.3. Title to Patents. Each Grantor has the sole beneficial ownership of each of the Patents set forth on Annex B hereto under the Grantor's name and such patents are valid and subsisting and in full force and effect and have not been claimed or adjudged invalid or unenforceable in whole or in part. Each Grantor shall diligently prosecute any patent application now pending or acquired or made by it during the term of this Agreement, shall make applications on unpatented but patentable inventions, and shall preserve and maintain all rights of any kind in such Patents, which, in each case, such Grantor believes in its reasonable business judgment is in the best business interests of such Grantor. None of such Patents have been abandoned or, to the knowledge of the Grantors, dedicated, and no Grantor will do any act, or omit to do any act, nor permit any licensee thereof to do any act, whereby any such Patent may become abandoned or dedicated and shall notify the Purchaser immediately if it knows of any reason why or has reason to know that any such Patent may become abandoned or dedicated; provided, however, that any Grantor may choose to abandon or dedicate any Patent, if, in the Grantor's reasonable business judgment, to do so is in the best business interests of such Grantor's business. Prior to the intentional abandonment or dedication of any such Patent by a Grantor, such Grantor agrees to notify the Purchaser in writing.

               4.4. Title to Copyrights. Each Grantor has the sole, full and clear title to each of the Copyrights set forth under such Grantor's name on Annex C hereto and any registrations thereof are valid and subsisting and in full force and effect. Each Grantor (either itself or through its licensees) will place appropriate notice of copyright on all copies embodying such copyrighted works which are hereafter publicly distributed and no Grantor will (and will not permit any licensee thereof to) do any act or omit to do any act whereby any such Copyright may become invalidated or dedicated to the public domain; provided, however, that any Grantor may choose to abandon or dedicate any such Copyright or permit the same to become abandoned, dedicated or invalidated if, in such Grantor's reasonable business judgment, to do so is in the best business interests of such Grantor's business. Prior to the intentional abandonment, dedication or invalidation of any Copyright by a Grantor, such Grantor agrees to notify the Purchaser in writing.


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            4.5. Perfected First Priority Liens. The security interests granted by the Grantors pursuant to this Agreement (a) upon completion of the filings and other actions specified in Section 5 hereof (and any necessary filings under the Uniform Commercial Code contemplated by the Security Agreement) will constitute perfected security interests in the Collateral located in the United States of America in favor of the Purchaser, (b) are prior, to the extent such Liens in such Collateral can be perfected by filing or possession, to all other Liens on the Collateral in existence on the date hereof, and (c) are enforceable as such against all creditors of and purchasers from the Grantors.

            4.6. Other Agreements; No Other Liens. The Grantors have not entered into any oral or written agreements which would prevent the Grantors from complying with the terms hereof. Except for the security interest granted to the Purchaser pursuant to this Agreement, and except as contemplated by Section 4.5 hereof, the Grantors own each item of the Collateral free and clear of any and all Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Purchaser pursuant to this Agreement or the other Security Documents.

            4.7. No Other Trademarks or Patents. As of the date of this Agreement the Grantors have no registered Trademarks or Patents other than those described in Annexes A and B hereto.

         Section 5. Covenants. The Grantors, jointly and severally, covenant and agree with the Purchaser, that from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

            5.1. Perfection of Security Interest. Each Grantor will promptly perform all acts and execute all grants of security in forms suitable for recording with the United States Patent and Trademark Office and the United States Register of Copyrights, substantially in the form of Appendices I, II and III hereto, and make all other filings and registrations requested by the Purchaser at any time to evidence, perfect, maintain, record or enforce the Purchaser's interest in Collateral or otherwise in furtherance of the provisions of this Agreement; provided, however, that no Grantor shall be required to execute Appendix I with respect to a trademark or service mark application based on intent-to-use until such time as an amendment to allege use or statement of use is filed and accepted by the United States Patent and Trademark Office and such mark is actually used in commerce.

            5.2. Acquisition of New Rights to Trademarks, Patents, and Copyrights. In the event that any Grantor, either itself or through any Subsidiary, affiliate, agent, employee, licensee or designee, shall adopt, acquire or obtain rights to or enter into any License Agreement (other than any License Agreement for the use of computer software or other works of authorship which are generally available at commercially reasonable prices) in connection with any Trademark, Patent or Copyright or work for which a trademark, patent or copyright application has been or is expected to be filed, or become entitled to the benefit of any Trademark, Patent or Copyright, (a) such Grantor shall inform the Purchaser of any such event or action in quarterly reports which it shall deliver to the Purchaser pursuant to Section 7(o) of the Note Purchase Agreement and (b) such Grantor shall execute and deliver (or cause its Subsidiary to execute and deliver, as the case may be) such grants of security substantially in the form of Appendix I, II, or III hereto, as the case may be, or any and all other assignments,


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registrations, filings, agreements, instruments, documents and papers as are necessary or appropriate or as the Purchaser may request to evidence the Purchaser's interest in such Collateral; provided, however, that no Grantor will adopt, acquire or obtain rights or enter into any such License Agreement in connection with any Trademark, Patent or Copyright or work for which a trademark, patent or copyright application has been or is expected to be filed, which prohibits or restricts the pledge, transfer, assignment or hypothecation of such rights or such License Agreement without the Purchaser's written consent; provided further, however, that no Grantor shall be required to execute Appendix I with respect to a trademark or service mark application based on intent-to-use until such time as an amendment to allege use or statement of use is filed and accepted by the United States Patent and Trademark Office and such mark is actually used in commerce. At the time of each quarterly report pursuant to this paragraph, the Grantors will also deliver to the Purchaser supplemental annexes to the Annexes hereto to include any future Trademark, Patent or Copyright registrations or applications which may be acquired or made by the Grantors.

            5.3. No Conveyance of Rights in Collateral. Except to the extent that the Purchaser, upon prior written notice from the Grantors, shall consent, or to the extent permitted by the Note Purchase Agreement, the Grantors will not assign, sell, lease, transfer, hypothecate, grant, incur, permit or suffer to exist a Lien upon, grant an exclusive license, or otherwise dispose of any of the Collateral pledged by the Grantors, and nothing in this Agreement shall be deemed a consent by the Purchaser to any such action except as expressly permitted herein. The Grantors shall maintain the security interest created by the Grantors under this Agreement and will defend the Collateral pledged by the Grantors against and take such other action as is necessary to remove any Lien on the Collateral other than a Permitted Lien.

            5.4. Maintenance of Rights in Collateral. The Grantors will take all necessary steps in any proceeding before the United States Patent and Trademark Office, the United States Register of Copyrights, Library of Congress, or similar office or agency of the United States or any office of the Secretary of State (or equivalent) of any state or province thereof, to obtain and maintain each application and registration of the Collateral pledged by the Grantors, including, without limitation, filing of renewals, extensions, affidavits of use and incontestability, and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under this Agreement). Each Grantor shall notify the Purchaser promptly in writing if any application or registration relating to any Collateral owned by it may become abandoned or dedicated or subject to an adverse final determination in any proceeding in the United States Patent and Trademark Office, the United States Register of Copyrights, Library of Congress, or in any similar office or agency of any country or political subdivision thereof throughout the world or in any court regarding such Grantor's ownership of such Patent or Trademark, its right to register same, or to keep or maintain the validity of same.

            5.5. Infringement or Misappropriation of Rights in Collateral. In the event that any Copyright, Patent or Trademark is infringed, misappropriated, diluted or otherwise being impaired by a third party, Grantor shall notify Purchaser promptly after it learns thereof and shall, unless Grantor shall reasonably determine that any such action would be of negligible economic value or not have a Material Economic Affect, promptly sue for infringement, misappropriation


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violation of this Agreement, abandon any such Trademark, Patent or Copyright of such Grantor, and such Grantor shall take such other actions reasonably required to protect such Trademark, Patent or Copyright as such Grantor shall deem appropriate in its reasonable business judgment under the circumstances. Upon and during the continuance of an Event of Default, the Purchaser shall have the right, but in no way shall be obligated, to bring suit in its own name to enforce the Trademarks, Patents and Copyrights and any licenses thereunder, in which event such Grantor shall, at the request of the Purchaser, do any and all lawful acts reasonably requested by the Purchaser and execute any and all documents reasonably required by the Purchaser to aid such enforcement, and such Grantor shall, upon demand, promptly reimburse and indemnify the Purchaser for all costs and expenses incurred in such enforcement.

            5.6. Marking of Records; Inspection. Each Grantor shall maintain at its own cost and expense complete and accurate records of the Collateral owned by it, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Each Grantor will mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests created hereby. The Purchaser shall have a security interest in all of the Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of any Event of Default, the Grantors shall deliver and turn over any such books and records (or true and complete copies thereof to the Purchaser at any time on demand. Each Grantor shall allow any representative of the Purchaser to inspect such books and records at any time during reasonable business hours on reasonable notice and will provide photocopies thereof at such Grantor's expense to the Purchaser upon request of the Purchaser.

            5.7. Payment of Taxes; etc. Each Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral owned by it as and to the extent provided in Section 9.2 of the Note Purchase Agreement.

            5.8. Changes in Locations, Name, etc. Except as provided in Section
10.16 of the Note Purchase Agreement, no Grantor will (a) change the location of its chief executive offices from that specified in the other Security Documents to which it is a party; or (b) change its name, identity or corporate structure to such an extent that any financing statement or other document filed in connection with this Agreement would become seriously misleading.

            5.9. Maintenance of Perfected Security Interest; Further Assurances. At any time and from time to time, upon the written request of the Purchaser, and at the sole expense of each Grantor, such Grantor will promptly and duly execute, deliver, file and record such further instruments and documents (including, without limitation, any financing statements and amendments thereto, continuation statements and notices under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby) and take such further action as the Purchaser may reasonably request for the purpose of effectuating the transactions contemplated by the Note Purchase Agreement and obtaining and preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, causing any or all


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of the Collateral to be transferred of record into the name of the Purchaser or nominee following the occurrence and during the continuance of an Event of Default; provided that in the absence of such request by the Purchaser, no Grantor shall be relieved of its obligations under Section 3 of this Agreement.

      Section 6. Remedies. At any time after and during the continuation of an Event of Default, the Purchaser shall have the following rights and remedies, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, the Grantors:

            6.1. Enforcement of Rights. The Purchaser may (without assuming any obligations or liability thereunder) enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Grantors in, to and under any one or more License Agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and the Grantors hereby release the Purchaser from, and agree to hold the Purchaser free and harmless from and against any claims arising out of, any action taken, or omitted to be taken with respect to any such License Agreement other than those arising out of the gross negligence or willful misconduct of the Purchaser.

            6.2. Power to Dispose of Collateral. The Purchaser may, upon ten
(10) days' prior notice to the Grantors, (a) assign, sell, or otherwise dispose of the Collateral or any of it, either with or without special or other conditions or stipulations, and do all other acts and things for completing the assignment, sale or disposition which the Purchaser shall, in its sole discretion, deem appropriate or proper and the Purchaser shall have the power to buy all or any part of the Collateral and (b) prohibit the Grantors from making any use of the Trademarks or any mark similar thereto or the Patents or Copyrights for any purpose.

            6.3. Power to License Collateral. The Purchaser may, upon ten (10) days' prior notice to the Grantors, require the Grantors to license any of the Trademarks, Patents or Copyrights, which are not subject to an exclusive license, for such term or terms, on such conditions, and in such manner, as the Purchaser shall in its sole discretion determine; provided, however, that the licensee shall be an entity in a business substantially similar to the business engaged in by the Grantors on the date hereof.

            6.4. Execution of Instruments. In addition to the foregoing, in order to implement the assignment, sale, license or other disposal of any of the Collateral pursuant to Sections 6.1, 6.2(a) and 6.3 hereof, the Purchaser may execute and deliver on behalf of the Grantors one or more instruments of assignment, sale, license or other disposition of the Collateral. Each Grantor agrees to pay when due all expenses and costs incurred in any such transfer of the Collateral owned by it, including any taxes and reasonable attorneys' fees. The Purchaser may apply the proceeds actually received from any such license, assignment, sale or other disposition in payment of the Secured Obligations. Nothing herein contained shall be construed as requiring the Purchaser to take any such action at any time.


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            6.5. Proceeds to be Turned Over to the Purchaser. If an Event of
Default shall occur and be continuing, then upon the Purchaser's request all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Purchaser, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Purchaser in the exact form received by such Grantor (duly endorsed by such Grantor to the Purchaser, if required) and held by the Purchaser in the Collateral Account maintained by the Purchaser pursuant to the Security Agreement.

            6.6. Application of Proceeds. All Proceeds while held by the Purchaser in such Collateral Accounts (or by any Grantor in trust for the Purchaser) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in the Security Agreement.

            6.7. Code Remedies. (a) If an Event of Default shall occur and be continuing, the Purchaser may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Purchaser was the sole and absolute owner thereof (and the Grantors, jointly and severally, agree to take all such action as may be necessary or appropriate to give effect to such right). Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, the Purchaser, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to the Grantors or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent allowed by law), may in such circumstances forthwith collect, receive, appropriate, realize upon, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Purchaser or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Purchaser may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. The Purchaser shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantors, which right or equity is hereby waived or released. Each Grantor further agrees, at the Purchaser's request, to assemble the Collateral and make it available to the Purchaser at places which the Purchaser shall reasonably select, whether at such Grantor's premises or elsewhere.

                  (b) The Purchaser shall apply the net Proceeds of any collection, recovery, receipt, appropriation, realization or sale of Collateral, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Purchaser hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Purchaser may elect consistent with the terms of the Note Purchase Agreement, and only after such application and after the payment by the Purchaser of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Purchaser account for the surplus, if any, to the Grantors. To the extent permitted by applicable law, the Grantors waive all claims, damages and demands it may acquire against the Purchaser arising out of the exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

            6.8. Deficiency. The Grantors shall remain jointly and severally liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations of the Grantors and the costs, fees and expenses of disposing of the Collateral of the Grantors.

      Section 7. Purchaser's Appointment as Attorney-in-Fact; Purchaser's Performance of the Grantors' Secured Obligations.

            7.1. Powers. Effective upon and during the continuance of an Event of Default, each Grantor hereby irrevocably constitutes and appoints the Purchaser and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Purchaser's discretion, for the purpose of carrying out the terms of this Agreement and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Purchaser the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

            (a) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;

            (b) to execute, in connection with any sale provided for in Sections
6.2 or 6.7 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

            (c) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Purchaser or as the Purchaser shall direct;

            (d) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, cash and non-cash Proceeds, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;

            (e) to sign and endorse any assignments, verifications, notices and other documents in connection with any of the Collateral;

            (f) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction or before any administrative agency to collect the Collateral or any part thereof and to enforce any other right in respect of such Collateral;

            (g) to defend any suit, action or proceeding brought against any Grantor with respect to any Collateral;

            (h) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Purchaser may deem appropriate;

            (i) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Purchaser were the absolute owner thereof for all purposes, and to do, at the Purchaser's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Purchaser deems necessary to protect, preserve or realize upon the Collateral and the Purchaser's security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do;

            (j) to release its interest in, make exchanges or substitutions for and/or surrender, all or any part of such Grantor's interest in all or any part of the Collateral;

            (k) to remove from such Grantor's place(s) of business all books, records, ledger sheets, correspondence, invoices and documents relating to or evidencing any of the Collateral (so long as the Purchaser shall supply copies of all documents removed within a reasonable time after removal), or without cost or expense to the Purchaser to make such use of such Grantor's place(s) of business as may be reasonably necessary to administer, control and/or collect the Collateral;

            (l) to endorse the name of such Grantor upon any items of payment relating to the Collateral or upon any proof of claim in bankruptcy against any account debtor; and

            (m) to file financing statements and continuation statements covering the Collateral and execute the same on behalf of such Grantor.

            7.2. Performance by the Purchaser of the Secured Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein, the Purchaser, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

            7.3. The Grantors' Reimbursement Obligation. The expenses of the Purchaser incurred in connection with actions undertaken as provided in this
Section 7, together with interest thereon at the interest rate then applicable to amounts overdue under the Notes from the date of payment by the Purchaser to the date reimbursed by the Grantors, shall be jointly and severally payable by the Grantors to the Purchaser on demand and shall constitute part of the Secured Obligations.

            7.4. Ratification; Power Coupled With An Interest. The Grantors hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in or granted pursuant to this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

            7.5. Execution of Power of Attorney. Concurrently with the execution and delivery hereof, the Grantors are executing and delivering to the Purchaser, in the form of Appendix IV hereto, three (3) originals of a Power of Attorney for the implementation of any assignment, sale or other disposition of the Trademarks, Patents or Copyrights or any of them pursuant to Sections 6.1, 6.2 and 6.3 hereof. All powers of attorney granted hereunder shall be deemed in addition to any powers of attorney granted under any other Security Document.

      Section 8. Duty of the Purchaser. The Purchaser's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Purchaser deals with similar property for its own account.

                  Neither the Purchaser nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Purchaser hereunder are conferred solely to enable the Purchaser to protect the Purchaser's interests in the Collateral and shall not impose any duty upon the Purchaser to exercise any such powers. The Purchaser shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

      Section 9. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Grantors authorize the Purchaser to file financing statements with respect to the Collateral without the signature of the Grantors in such form and in such filing offices as the Purchaser reasonably determines appropriate to perfect the security interests of the Purchaser under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction. The Purchaser will provide the Grantors with a copy of each such filing filed by the Purchaser pursuant to this Section 9; provided that the failure to furnish the Grantors with any such copy shall not relieve the Grantors of any of their obligations hereunder or subject the Purchaser to any liability.

      Section 10. Miscellaneous.

            10.1. Notices. All notices, requests and demands to or upon the Purchaser or the Grantors hereunder shall be made or delivered in the manner provided in the Guarantee.

            10.2. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            10.3. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantors and the Purchaser; provided that any provision of this Agreement may be waived by the Purchaser in a letter or agreement executed by the Purchaser or by facsimile transmission from the Purchaser.

            10.4. No Waiver by Course of Conduct. The Purchaser shall not by any act (except by a written instrument pursuant to Section 10.3 hereof) delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Purchaser, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Purchaser of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Purchaser would otherwise have on any future occasion.

            10.5. Remedies Cumulative. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            10.6. Integration. This Agreement, together with the Note Purchase Agreement and the other Note Documents represent the entire agreement of the parties with respect to the subject matter hereof and there are no promises or representations by the Purchaser relative to the subject matter hereof not reflected herein or therein.

            10.7. Section Headings. The section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            10.8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Grantor and the Purchaser and their respective successors and assigns; provided, however, that no Grantor shall have the right to assign its duties hereunder without the prior written consent of the Purchaser.

            10.9. Additional Grantors. The initial Grantors hereunder shall be the Parent and those Subsidiaries of the Parent as are signatories hereto on the date hereof.

From time to time subsequent to the date hereof, additional Subsidiaries of the Parent may become parties hereto, as additional Grantors (each, an "Additional Grantor"), by executing a counterpart of this Agreement substantially in the form of Appendix V attached hereto. Upon delivery of any such counterpart to the Purchaser, notice of which is hereby waived by the Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder nor by any election of the Purchaser not to cause any Subsidiary of the Parent to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder. Each Additional Grantor shall execute the filings specified in Section 5 hereof and such other filings, registrations or instruments as the Purchaser may reasonably request, in order to perfect the security interests granted or purported to granted hereunder.

            10.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same instrument.

            10.11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            10.12. ACKNOWLEDGMENTS. EACH GRANTOR HEREBY ACKNOWLEDGES THAT:

            (a) IT HAS BEEN ADVISED BY COUNSEL IN THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS AGREEMENT;

            (b) THE PURCHASER DOES NOT HAVE ANY FIDUCIARY RELATIONSHIP TO ANY GRANTOR, AND THE RELATIONSHIP BETWEEN THE PURCHASER, ON THE ONE HAND, AND THE GRANTORS, ON THE OTHER HAND, IS SOLELY THAT OF SECURED PARTY AND DEBTOR, RESPECTIVELY; AND

            (c) NO JOINT VENTURE EXISTS BETWEEN THE PURCHASER AND THE GRANTORS.

            10.13. Dating. Although this Agreement is dated as of the date first written above for convenience, this Agreement shall be effective on September [__], 1998.

            IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its authorized officer as of the date first written above.

                                        NOMURA HOLDING AMERICA INC.

                                        By: /s/ Salvatore Gentile
                                            ------------------------------------
                                            Name: Salvatore Gentile
                                            Title: Attorney-in-Fact


                                        EASYRIDERS, INC.

                                        By: /s/ William Prather
                                            ------------------------------------
                                            Name:
                                            Title:


                                        PAISANO PUBLICATIONS, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EASYRIDERS OF COLUMBUS, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EASYRIDERS FRANCHISING, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:

                                        TERESI, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BROS CLUB, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ASSOCIATED RODEO RIDERS ON WHEELS

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:

                                     ANNEX A

                                   TRADEMARKS

                                     ANNEX B

                                     PATENTS

                                     ANNEX C

                                   COPYRIGHTS

                                   APPENDIX I

                             ASSIGNMENT FOR SECURITY

                                  (TRADEMARKS)

            THIS ASSIGNMENT FOR SECURITY dated as of September 23, 1998 (this "Assignment"), is made by EACH SIGNATORY HERETO (each, together with its successors and assigns, a "Grantor" and collectively, the "Grantors").

                              W I T N E S S E T H:

            WHEREAS, the Grantors have adopted, used, are using or intend to use the trademarks listed on Annex A to the Agreement referred to below (a copy of which Annex A is attached hereto), which trademarks are registered or the subject of pending applications for registration in the United States Patent and Trademark Office (the "Trademarks"); and

            WHEREAS, the Grantors have entered into a Intellectual Property Security Agreement dated as of September 23, 1998 (as from time to time amended, modified or supplemented in accordance with the terms thereof, the "Agreement"; capitalized terms used herein without definition have the meanings assigned to those terms in the Agreement), in favor of Nomura Holding America Inc. (the "Purchaser"), in order to secure the prompt and complete payment, observance and performance of the Secured Obligations (as defined in the Agreement);

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor does hereby assign unto the Purchaser and grant to the Purchaser a security interest in, and mortgage on, all right, title, and interest of such Grantor in and to the Trademarks, and the applications and registrations thereof, together with the goodwill of the business connected with the use of and symbolized by the Trademarks, and all Proceeds (as defined in the Agreement) thereof, including, without limitation, any and all royalties for any licenses thereof (the "Trademark Collateral"), to secure the prompt and complete payment, performance and observance of the Secured Obligations. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Purchaser with respect to the assignment of and security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

            THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, each Grantor has caused this Assignment to be duly executed by its authorized officer as of the date first written above.

                                        EASYRIDERS, INC.

                                        By: /s/ William Prather
                                            ------------------------------------
                                            Name:
                                            Title:


                                        PAISANO PUBLICATIONS, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EASYRIDERS OF COLUMBUS, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EASYRIDERS FRANCHISING, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:

                                        TERESI, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BROS CLUB, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ASSOCIATED RODEO RIDERS ON WHEELS

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:

STATE OF NEW YORK       )
                        )  SS.
COUNTY OF NEW YORK      )

            On this __ day of September, 1998 before me personally appeared the above-named ______, to me known, who being by me duly sworn according to law, on his/her oath stated that he/she is the ___________ of [NAME OF GRANTOR] and acknowledged that he/she signed, sealed and delivered the foregoing instrument as the free and voluntary act and deed of said corporation.


                                        Notary Public


My Commission Expires:


---------------------

                                   APPENDIX II

                             ASSIGNMENT FOR SECURITY

                                    (PATENTS)

            THIS ASSIGNMENT FOR SECURITY dated as of September 23, 1998 (this "Assignment"), is made by EACH SIGNATORY HERETO (each, together with its successors and assigns, a "Grantor", and collectively, the "Grantors").

                              W I T N E S S E T H:

            WHEREAS, the Grantors own the letters patent, and applications for letters patent, of the United States more particularly described on Annex B to the Agreement referred to below, a copy of which Annex B is attached hereto (the "Patents"); and

            WHEREAS, the Grantors have entered into a Intellectual Property Security Agreement dated as of September 23, 1998 (as from time to time amended, modified or supplemented in accordance with the terms thereof, the "Agreement"; capitalized terms used herein without definition have the meanings assigned to those terms in the Agreement), in favor of Nomura Holding Company Inc. (the "Purchaser"),in order to secure the prompt and complete payment, observance and performance of the Secured Obligations (as defined in the Agreement);

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor does hereby assign unto the Purchaser and grant to the Purchaser a security interest in, and mortgage on, all right, title and interest of such Grantor in and to the Patents, together with any application, issue, re-examination, reissue, continuation, continuation-in-part, division, improvement or extension thereof, and all Proceeds (as defined in the Agreement) thereof, including, without limitation, any and all causes of action for infringement thereof for the full term of the Patents and any and all royalties for any licenses thereof (the "Patent Collateral"), to secure the prompt and complete payment, performance and observance of the Secured Obligations. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Purchaser with respect to the assignment of and security interest in the Patent Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

            THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, each Grantor has caused this Assignment to be duly executed by its authorized officer as of the date first written above.


                                        EASYRIDERS, INC.

                                        By: /s/ William Prather
                                            ------------------------------------
                                            Name:
                                            Title:


                                        PAISANO PUBLICATIONS, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EASYRIDERS OF COLUMBUS, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EASYRIDERS FRANCHISING, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:

                                        TERESI, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BROS CLUB, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ASSOCIATED RODEO RIDERS ON WHEELS

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:

STATE OF NEW YORK    )
                     )  SS.
COUNTY OF NEW YORK   )

            On this __ day of September, 1998 before me personally appeared the above-named __________, to me known, who being by me duly sworn according to law, on his/her oath stated that he/she is the _________ of [NAME OF GRANTOR] and acknowledged that he/she signed, sealed and delivered the foregoing instrument as the free and voluntary act and deed of said corporation.

                                        Notary Public

My Commission Expires:


---------------------

                                  APPENDIX III

                             ASSIGNMENT FOR SECURITY

                                  (COPYRIGHTS)

            THIS ASSIGNMENT FOR SECURITY dated as of September [__], 1998 (this "Assignment"), is made by EACH SIGNATORY HERETO (each, together with its successors and assigns, a "Grantor", and collectively, the "Grantors").

                              W I T N E S S E T H:

            WHEREAS, the Grantors own those certain works, and their respective copyrights, listed on Annex C to the Agreement referred to below, a copy of which Annex C is attached to this Assignment (hereinafter referred to as the "Works"); and

            WHEREAS, the Grantors have entered into a Intellectual Property Security Agreement dated as of September [__], 1998 (as from time to time amended, modified or supplemented in accordance with the terms thereof, the "Agreement"; capitalized terms used herein without definition have the meanings assigned to those terms in the Agreement), in favor of Nomura Holding America Inc. (the "Purchaser"), in order to secure the prompt and complete payment, observance and performance of the Secured Obligations (as defined in the Agreement);

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor does hereby assign and grant to the Purchaser a security interest in, and mortgage on, all right, title and interest of such Grantor in and to the Works, including, without limitation, all reproduction and allied rights necessary for production, distribution and exploitation of said Works throughout the world in perpetuity, and all copyrights therein and all renewals and extensions thereof, and all translations, adaptations and other versions of the Works now made or hereafter created. Each Grantor does hereby acknowledge that it has entered into the Agreement in favor of the Purchaser in order to secure the prompt and complete payment, observance and performance of the Secured Obligations and does hereby affirm that the rights and remedies of the Purchaser with respect to the assignment of and security interest in the Works made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

            THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed by its authorized officer as of the date first written above.


                                        EASYRIDERS, INC.

                                        By: /s/ William Prather
                                            ------------------------------------
                                            Name:
                                            Title:


                                        PAISANO PUBLICATIONS, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EASYRIDERS OF COLUMBUS, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EASYRIDERS FRANCHISING, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:

                                        TERESI, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BROS CLUB, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ASSOCIATED RODEO RIDERS ON WHEELS

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:

STATE OF NEW YORK    )
                     )  SS.
COUNTY OF NEW YORK   )

            On this __ day of September, 1998 before me personally appeared the above-named _____________, to me known, who being by me duly sworn according to law, on his/her oath stated that he/she is the of [NAME OF GRANTOR] and acknowledged that he/she signed, sealed and delivered the foregoing instrument as the free and voluntary act and deed of said corporation.

                                        Notary Public


My Commission Expires:


---------------------

                                   APPENDIX IV

                                POWER OF ATTORNEY


STATE OF NEW YORK    )
                     )  SS.
COUNTY OF NEW YORK   )


            KNOW ALL MEN BY THESE PRESENTS, that EACH SIGNATORY HERETO (each, together with its successors and assigns, a "Grantor", and collectively, the "Grantors"), hereby appoint and constitute Nomura Holding America Inc. (the "Purchaser"), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of such
Grantor:

            1. for the purpose of assigning, selling or otherwise disposing of all right, title and interest of such Grantor in and to any letters patent or patent applications of the United States or any other country or political subdivision thereof throughout the world, and all registrations, recordings, reissues, continuations, continuations-in-part, divisions, improvements, and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

            2. for the purpose of assigning, selling or otherwise disposing of all right, title and interest of such Grantor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

            3. for the purpose of assigning, selling or otherwise disposing of all right, title and interest of such Grantor in and to any works of authorship capable of copyright protection and all copyright registrations, recordings, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

            4. to execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as the Purchaser may in its sole discretion determine.

            This Power of Attorney is made pursuant to a Intellectual Property Security Agreement dated as of September 23, 1998 (as from time to time amended, modified, or supplemented in accordance with the terms hereof, the "Agreement"; capitalized terms used herein without definition herein have the meanings assigned to those terms in the Agreement), between the Grantors and the Purchaser, and takes effect solely for the purposes of Section 7 of the Agreement and is subject to the conditions thereof and may not be revoked until the prompt and complete payment, observance and performance of all Secured Obligations shall have been made, the Agreement has been terminated and all Collateral has been released pursuant to the terms of the Agreement. This Power of Attorney is not exercisable by the Purchaser at any time other than after and during the continuance of an Event of Default (as defined in the Note Purchase Agreement).

            IN WITNESS WHEREOF, this Power of Attorney has been duly executed and delivered by the Grantors as of this 23rd day of September, 1998.


                                        EASYRIDERS, INC.

                                        By: /s/ William Prather
                                            ------------------------------------
                                            Name:
                                            Title:


                                        PAISANO PUBLICATIONS, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EASYRIDERS OF COLUMBUS, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EASYRIDERS FRANCHISING, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:

                                        TERESI, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BROS CLUB, INC.

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ASSOCIATED RODEO RIDERS ON WHEELS

                                        By: /s/ Joseph Teresi
                                            ------------------------------------
                                            Name:
                                            Title:

STATE OF NEW YORK    )
                     )  SS.
COUNTY OF NEW YORK   )

            On this __ day of September, 1998 before me personally appeared the above-named _______________, to me known, who being by me duly sworn according to law, on his/her oath stated that he/she is the of [NAME OF GRANTOR] and acknowledged that he/she signed, sealed and delivered the foregoing instrument as the free and voluntary act and deed of said corporation.

                                        Notary Public

My Commission Expires:


---------------------

                                   APPENDIX V


             COUNTERPART TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

            This counterpart, dated September 23, 1998, is delivered pursuant to Section 10.9 of that certain Intellectual Property Security Agreement dated as of September 23, 1998 (as from time to time amended, modified or supplemented, the "Intellectual Property Security Agreement"; the terms defined therein and not otherwise defined herein being used as therein defined), made by the Easyriders, Inc. and certain of its Subsidiaries signatory thereto in favor of Nomura Holding America Inc. The undersigned hereby agrees
(i) that this counterpart may be attached to the Intellectual Property Security Agreement, and (ii) that the undersigned will comply with all the terms and conditions of the Intellectual Property Security Agreement as if it were an original signatory thereto.

                                        [NAME OF ADDITIONAL GRANTOR]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: